UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 18, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-07	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway
New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 14, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-C14 (the “Certificates”), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2014 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, U.S. Bank National Association, as trustee, and Park Bridge Lender Services LLC, as trust advisor

The mortgage loan secured by the mortgaged property identified as “Hilton San Francisco Financial District” on Schedule II to the Pooling and Servicing Agreement (the “Hilton San Francisco Financial District Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Hilton San Francisco Financial District Pari Passu Loan Combination”) that includes the Hilton San Francisco Financial District Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “Hilton San Francisco Financial District Pari Passu Companion Loan”).  The Pooling and Servicing Agreement provides that the Hilton San Francisco Financial District Pari Passu Loan Combination is to be serviced and administered (i) until the securitization of the Hilton San Francisco Financial District Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Hilton San Francisco Financial District Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Hilton San Francisco Financial District Pari Passu Companion Loan was securitized on June 18, 2014.  Consequently, the Hilton San Francisco Financial District Pari Passu Loan Combination, including the Hilton San Francisco Financial District Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of June 1, 2014 (the “MSBAM 2014-C16 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, as master servicer, LNR Partners, as special servicer, U.S Bank, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Situs Holdings, LLC, as trust advisor, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16 securitization transaction into which the Hilton San Francisco Financial District Pari Passu Companion Loan was deposited.  The MSBAM 2014-C16 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

99.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, as master servicer, LNR Partners, as special servicer, U.S Bank, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Situs Holdings, LLC, as trust advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Stephen Holmes
Name: Stephen Holmes
Title: Vice President

Date: June 24, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1
Pooling and Servicing Agreement, dated as of June 1, 2014, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, as master servicer, LNR Partners, as special servicer, U.S Bank, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Situs Holdings, LLC, as trust advisor.